UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

S A N D S    C A P I T A L

Sands Capital Global Growth Fund

Annual Report	October 31, 2017

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2017

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www. sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec. gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2017 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the 12-month period ended October 31, 2017. Over the reporting period, the Fund’s Institutional Shares and Investor Shares returned 29.47% and 29.20%, respectively, compared to a 23.20% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Shares and Investor Shares annualized return was 13.16% and 12.89%, respectively, compared to a 8.79% annualized return for the ACWI.

Performance Review

The top five contributors to relative investment results during the reporting period were Alibaba, ASML Holding, Facebook, Charles Schwab, and Priceline. Ono Pharmaceutical, Chipotle Mexican Grill, Under Armour, Incyte, and Cerner were the five largest detractors. During the period, the Fund initiated investments in Genmab, Starbucks, Netflix, Shopify, Galapagos, Incyte, PeptiDream, and Zalando. The Fund exited positions in Cerner, Kansas City Southern, Monsanto, Biogen, Ono Pharmaceutical, UCB, Whole Foods Market, and Under Armour.

From a sector perspective, information technology (IT) and consumer staples were the largest contributors to relative investment results during the period. Health care and financials were the top relative sector detractors. On a regional basis, Emerging Asia and the U.S./Canada contributed most to relative investment results, while Developed Asia was the sole detractor.

Healthy IT spending and semiconductor demand—supported by strong macro data in the U.S. and China—benefited many of our IT holdings. This spending environment, combined with the secular trend of increased mobile and internet usage for commerce, content, and communication, will likely accommodate continued strong growth rates from our IT businesses.

Our China and India holdings were standout contributors. In China, consumer-facing businesses continued to benefit from powerful secular forces, including ecommerce adoption, social networking, and rising consumer wealth. We believe ongoing reform in India—including

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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demonetization and GST—has the potential to fuel economic growth by increasing domestic consumption and removing barriers to doing business.

The health care sector’s detraction from relative results was largely caused by companies that were sold during the period. Allocation effect caused the detraction from financials and Developed Asia. Our fund maintains an underweight to these areas due to a lack of growth businesses that meet our fundamental investment criteria.

We do not attempt to predict the leading or lagging sectors and countries on a quarterly basis. Rather, we continue to believe that investing in leading franchises capable of generating above-average earnings growth across economic cycles is the most prudent way to add value over time. Instead of investing with cyclical factors, we try to identify the durable secular trends that can underpin the growth of leading businesses. We remain steadfast in our approach, and our belief that selectively owning the right businesses will be the primary driver of long-term value.

Commentary: Picking Winners in the Rapidly Evolving Retail Industry

Brave New Digital World

The reports of retail’s death by ecommerce are greatly exaggerated. In fact, the overall retail industry looks healthy by several metrics, despite recent high-profile bankruptcies. Net store openings in the U.S. are expected to exceed 4,000 this year, with 5,500 openings projected for 2018.1 Retail sales grew by over $120 billion through July, and hiring is healthy, at over four percent growth.2 Although the “Amazon Effect” is real, it is not creating the broad retail apocalypse suggested by many headlines. While we do expect Amazon—which we own—to continue to take share and deliver strong business results, we do not view the retail environment as winner-take-all.

Retail is not dying, but rather undergoing a massive transformation. New technology is enabling companies to sell products more conveniently and to engage customers in a deeper, more meaningful way than previously possible.

1 IHL: Debunking the Retail Apocalypse

2 IHL: St. Louis Federal Reserve

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2017 (Unaudited)

Transformation is not new to the retail industry. From the ancient Greek marketplaces, the Sears catalog, the rise of the chain store, the “mallification” of America, and now to the pervasive presence of Amazon, the retail industry has been evolving for thousands of years.3 Each transformation is different. Today’s is marked by the blurring of discrete channels, as customers seek seamless experiences. These include the integration of in-store experiences, online shopping, social media engagement, and more.

Many point to the rise of ecommerce as the primary force of change in retail, but technology’s impact on the industry goes far beyond the sale of goods over the internet. Additionally, the idea that ecommerce is overtaking traditional retail is an overstatement: ecommerce’s estimated share of total global retail sales is 10 percent today (and even lower for pure-play online retailers), and is expected to increase by only six percentage points by 2021. While this increase represents 60 percent growth, ecommerce will still account for less than a fifth of global retail sales for the foreseeable future.4

The retail industry has reached a tipping point, from which we expect to see increasingly seamless integration between online and offline storefronts. While ecommerce is disrupting some traditional retail business models, other changes—such as real-time RFID (radio-frequency identification) inventory tracking, in-store beacons, and other technologies that blend the online and offline experience—will also have a profound effect on how people shop. They will also provide opportunities for retailers to engage more deeply with consumers.

Future success (or failure) hinges on a retailer’s ability to incorporate technology across all business functions, seamlessly integrate online and offline operations, and—perhaps most importantly—engage with consumers digitally. We see this playing out as brick-and-mortar retailers increasingly move online and embrace new systems and software to optimize their operations. At the same time, native online businesses are expanding their physical presence, as demonstrated by Amazon’s purchase of Whole Foods Market and Alibaba’s investment in local supermarket chains. We believe that Amazon and Alibaba’s transactions indicate that a seamless link between online and offline retailing is the future. Put simply, the physical store is not dead, but it must evolve in order to remain relevant in an increasingly digitized world.

3 Sears, Roebuck & Company is not a Global Growth holding.

4 https://www.emarketer.com/Report/Worldwide-Retail-Ecommerce-Sales-eMarketers-Estimates-20162021/2002090

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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At Sands Capital, we believe that growth investing is about identifying change and its beneficiaries. The retail industry is one area where the headlines are disconnected from the realities we observe—a story of disruption and transformation, not destruction. Change creates opportunity, and we believe we have identified several consumer businesses that will continue to thrive and gain share in this new environment.

The Next Generation Leaders

Purchasing habits are changing around the world, and we believe the companies that will transition well benefit from specific competitive advantages:

Technology investment: The best retailers have been investing in technology to improve their core competitive advantages. This means the well-positioned retailers are those who prioritized technology investment over the last few years—not companies only beginning to invest today. The best example of technology investment coming to fruition is omnichannel capabilities, which enable retailers to integrate online and offline operations and track a customer’s entire shopping journey, from discovery, to trial, purchase, procurement, and return.5

Brand strength and proprietary product: The importance of brand is increasing as consumers have more ways to shop. We believe that retailers with brand strength and a distinctive product will remain traffic drivers online, just as they were offline. In contrast, brands that have relied passively on pedestrian mall traffic will be challenged to survive in an increasingly digital world.

Value-for-money: Value is always in style. Retailers—both online and offline—that are able to offer consumers compelling prices on quality merchandise are likely to retain a structural and defensible advantage, even as more sales gravitate online over time. This advantage is particularly relevant in a world where online shopping increases price transparency, creating a more informed and discerning consumer.

5 https://www.emarketer.com/Report/Worldwide-Retail-Ecommerce-Sales-eMarketers-Estimates-20162021/2002090

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2017 (Unaudited)

Convenience: Convenience is one of the most important factors for many consumers, according to our proprietary surveys. Instant gratification can both benefit ecommerce companies (faster shipping) and insulate brick-and-mortar stores from ecommerce’s creep (for low cost, “need-it-now” items).

Unique experiences: Retail concepts that offer an element of curation, discovery, and/or bespoke services appear well placed to thrive in an increasingly omnichannel world. Especially in categories like apparel, luxury goods, and home furnishings, the ability to “experience” a product or service before buying remains difficult to replicate with an online-only model.

Retailers with an effective omnichannel strategy, in combination with one or more of these other competitive advantages, will probably have a defensible moat. This should facilitate share gains from sluggish and less dynamic competitors in this changing retail environment.

Nike: Just Do It…Better

Nike is one of the best-positioned businesses in retail because of the combination of its brand power, its growing direct-to-consumer (DTC) segment, its tiered proprietary product portfolio, and its innovation in production technology. Nike’s digital efforts support these competitive advantages.

One of our consumer team’s investing concepts is “brands over boxes.” Brands that produce specialty products possess a critical competitive advantage over traditional retailers, in our view. For example, when consumers shop for running shoes, they are more likely to have a brand preference than a retailer preference (holding all other factors constant, such as convenience and price). This indicates to us that the power resides with the brands, not the traditional big-box retailers that sell an array of brands. The brands-over-boxes concept directly applies to our investment in Nike, one of the most recognized and powerful worldwide brands.

Through digital, Nike is leveraging its brand power by connecting and selling directly to consumers. The company is investing heavily in its online store and offline brand houses, while scaling back its higher-end product sales from traditional retailers. Nike benefits from selling its top products exclusively through its DTC segment, creating a headwind for third-party sellers. Sales through the DTC segment generate nearly double the revenue and carry significantly higher margins. Over the last two years, Nike has grown its DTC sales by 55 percent. Those sales now make up nearly 30

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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percent of its total sales. We expect the company’s initiatives to grow its DTC segment will be a key factor in Nike’s future retailing success.

Nike also successfully tiered its merchandise by offering the highest quality products exclusively through its online and physical stores, as well as its mobile app store. Nike’s other products, which are categorized as “good” and “better,” are offered through its retailing partners. This tiered proprietary product portfolio allows Nike to direct more customer traffic to its DTC segment. Nike’s ability to segment its product is transforming it from a product company into one of the more powerful businesses in the retail space.

Lastly, to better serve customers’ changing and increasing expectations, Nike is developing technology to advance its production techniques. Manufacturing innovations and partnerships with leading edge production companies like Flex will enable automation of Nike’s more innovative lines, such as Flywire and Flyknit shoes, at a smaller, more localized scale. This will eventually shorten lead times on products, cut shipping costs, reduce waste, and allow Nike to deliver customized products to more customers.

Starbucks: No lines. No waiting. Leading digital.

Digital strategies, combined with a large global footprint and operating scale, make Starbucks one of the retailers best positioned to capitalize on the secular shift to mobile shopping and the new on-demand economy.

Businesses selling low-ticket and convenience-based items, such as food and certain personal items, can often sidestep the threat of ecommerce. The captive, need-it-now nature of the customer’s purchase makes ecommerce — no matter how fast the shipping speed—less of a threat. The best leverage mobile technology to strengthen this advantage.

Within the restaurant industry, digital strategies, such as mobile ordering and loyalty programs, are becoming increasingly important. Digital initiatives can drive foot traffic, higher transaction values, comparable sales growth, and margin expansion. For a company such as Starbucks, which pioneered the integration of mobile ordering in the food and beverage industry, digital initiatives present a massive and sustainable opportunity worldwide.

Starbucks’s Mobile Order and Pay (MOP) program has achieved strong early traction, even though this feature debuted less than two years ago. MOP is one of the reasons why, despite slowing retail traffic, Starbucks achieved strong growth this year. We expect MOP will continue to drive

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2017 (Unaudited)

U.S. same-store sales. Sales through MOP currently make up nearly 10 percent of the company’s sales in the U.S., up from five percent just one year ago.

The traction of Starbucks’s MOP program was so rapid that the company experienced disruptions in some of its store operations. The baristas were unable to keep up with the flow of both mobile and in-store orders. As a result, Starbucks is taking several steps to keep up with the pace of MOP adoption. These efforts include adjusting employee roles during peak hours, implementing a new Digital Order Manager system in the busiest restaurants, and adjusting store formats—for example, creating a separate section for MOP customers—to improve efficiency.

Furthermore, Starbucks added over one million new customers to its digital loyalty program over the past year, which we expect will translate to increased adoption of MOP. Loyalty program members typically have higher-ticket transactions than non-loyalty members, and customers that order through MOP have the highest-ticket transactions.

Starbucks’s success in the restaurant industry will persist, in our view, as it continues to test and create new digital capabilities that expand its mobile ecosystem. For example, the company is testing a new location-based feature that will alert customers of special offers. Research indicates that approximately two-thirds of consumers allow mobile application notifications, and that app-based purchasing increases by more than 100 percent for restaurants when push notifications are used. We expect this demand-generation strategy to drive sales particularly during slower days or seasonally weak periods.

CP All: Next-Level Convenience

CP All is an example of an emerging markets business that built its dominant position through the formalization and consolidation of retail, and can propel future growth by integrating technology into its large physical footprint.

Most emerging market consumer businesses are behind their developed market peers in using technology as a growth driver; however, we believe that its importance will eventually increase. In countries like India and Thailand, leading consumer businesses are benefiting from secular trends, such as industry consolidation and formalization, urbanization, and growing consumption. Eventually these trends will become less meaningful, and new retailing strategies will play an important role in sustaining market

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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share and above-average earnings growth—just as we’re seeing today in more developed markets.

Thus far, the secular shift from mom-and-pop stores to branded chains has underpinned CP All’s expansion. The company currently captures over 60 percent of the Thai convenience store market through its 7-Eleven stores.6 It expects to open 700 stores annually over the next five years. CP All’s stores—which feature modern comforts such as air conditioning, electricity, and product consistency and quality—provide its customers with both convenience and a superior shopping experience. While the number of existing convenience stores in Thailand probably has room to double, we believe that store expansion will eventually become a less dominant growth driver for CP All.

Longer term, the company’s growth likely will rely more on adopting technology to leverage its massive physical scale. Thailand already has the highest 7-Eleven foot traffic globally, so management is focusing on increasing items sold per purchase and the proportion of higher-margin items. Additionally, CP All is beginning to incorporate technology to better serve its customer base, which is largely millennial and internet savvy.

Online retailing, or etail, is one initiative. The Thai etail market expanded threefold since 2009, but online sales still account for less than two percent of the country’s total retail sales. Within this nascent and fragmented space, CP All has the second-highest etail market share, at approximately 11 percent.7 CP All launched 24 Shopping Company in 2014 to lead its non-store retailing opportunities, and customers have the option of picking up orders 24/7 at 7-Eleven stores across the country.

Thailand’s high use of smartphones—which account for 90 percent of the country’s internet traffic—support CP All’s digital payment initiative.8 The company’s M-Stamp campaign enables customers to collect digital stamps on the 7-Eleven mobile application, with the aim of increasing mobile and digital money adoption. Similarly, Chinese tourists can now use Alibaba’s AliPay at any Thai 7-Eleven. In addition to better serving its mobile-savvy customers, digital money and other forms of electronic payments tend to result in larger average basket sizes compared with conventional cash payments.

6 Deutsche Bank: Best of Both Worlds

7 Credit Suisse: Thailand E-commerce Sector

8 http://my-thai.org/digital-southeast-asia-thailand-2017-overview/

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2017 (Unaudited)

Change Creates Growth Opportunities

Headlines are distorting the retail reality. Instead of dying, the ever-evolving retail industry is undergoing its latest transformation. Our job is to interpret the implications of these changes, and to apply our deep understanding of business models to determine the companies best positioned to succeed. We believe certain competitive advantages— including technology-enabled omnichannel capabilities, brand strength, value, convenience, and experiential offerings—will allow a select group of innovative businesses to emerge as the winners.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2017 (Unaudited)

GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2017*
	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Inception to Date**
Institutional Shares	29.47%	10.53%	13.78%	13.16%
Investor Shares	29.20%	10.26%	13.50%	12.89%
MSCI All Country World Index	23.20%	7.92%	10.80%	8.79%

Sands Capital Global Growth Fund, Institutional Shares
Sands Capital Global Growth Fund, Investor Shares
MSCI All Country World Index

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

For the year ended October 31, 2017, Institutional Shares expense ratio: 0.98% gross, 0.98% net.

For the year ended October 31, 2017, Investor Shares expense ratio: 1.23% gross, 1.23% net. The investment manager has contractually agreed to waive a portion of its fees through the period ending March 31, 2018. If such fee waivers were not in effect, returns would be reduced. The Net Expense Ratio is the actual expense paid by Fund investors. The net expense ratio is calculated by subtracting any reimbursements made to the Fund by the management and contractual fee waivers from the gross expense ratio. The Gross Expense Ratio is the percentage of the Fund’s average net assets that is used to cover the annual operating expenses. There is a Redemption Fee of 2.00% (as a percentage of amount redeemed, if redeemed within 90 days of purchase).

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. The fund may invest in derivatives limited to market access products and only for the purpose of gaining exposure to an

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underlying long equity position. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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SECTOR WEIGHTINGS (unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.0%

	Shares	Value

BELGIUM — 1.1%
Galapagos ADR *	146,500	$14,280,820

CANADA — 2.1%
Shopify, Cl A *	256,000	25,469,440

CHINA — 9.9%
Alibaba Group Holding ADR *	397,000	73,401,330
Baidu ADR *	199,000	48,544,060

		121,945,390

DENMARK — 1.3%
Genmab *	81,500	16,457,559

GERMANY — 0.9%
Zalando *	235,000	11,739,954

INDIA — 13.6%
Asian Paints	1,028,000	18,741,553
Eicher Motors	49,593	24,679,947
Housing Development Finance	1,772,000	46,710,736
Maruti Suzuki India	310,000	39,299,651

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued

	Shares	Value

INDIA — (continued)
Motherson Sumi Systems	3,028,750	$17,077,013
Titan	2,140,000	20,988,247

		167,497,147

JAPAN — 1.7%
Fast Retailing	44,500	14,719,186
PeptiDream *	183,000	5,777,846

		20,497,032

NETHERLANDS — 3.9%
ASML Holding ADR, Cl G	265,000	47,898,750

SOUTH AFRICA — 3.2%
Naspers, Cl N	161,500	39,350,544

THAILAND — 4.6%
Airports of Thailand	12,301,000	22,032,195
CP ALL	16,369,000	34,492,173

		56,524,368

UNITED KINGDOM — 4.1%
ASOS *	316,000	23,909,952
Rolls-Royce Holdings	2,054,000	26,543,530

		50,453,482

UNITED STATES — 50.6%
Consumer Discretionary— 18.2%
Amazon.com *	44,500	49,184,960
Chipotle Mexican Grill, Cl A *	66,500	18,081,350
Las Vegas Sands	378,000	23,957,640
Netflix *	135,000	26,518,050
NIKE, Cl B	543,000	29,859,570
Priceline Group *	27,900	53,343,684
Starbucks	421,000	23,087,640

		224,032,894

Financials— 3.4%
Charles Schwab	932,000	41,790,880

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued

	Shares	Value

Health Care— 12.1%
BioMarin Pharmaceutical *	225,000	$18,470,250
Edwards Lifesciences *	235,000	24,024,050
Illumina*	141,500	29,034,385
Incyte*	221,359	25,068,907
Medidata Solutions *	257,000	19,334,110
Regeneron Pharmaceuticals *	81,500	32,813,530

		148,745,232

Information Technology— 16.9%
Alphabet, Cl A *	24,500	25,309,480
Alphabet, Cl C *	17,000	17,282,880
Facebook, Cl A *	370,000	66,622,200
Visa, Cl A	523,000	57,519,540
Workday, Cl A *	374,000	41,510,260

		208,244,360

		622,813,366

TOTAL COMMON STOCK (Cost $792,577,531)		1,194,927,852

TOTAL INVESTMENTS — 97.0% (Cost $792,577,531)		$1,194,927,852

Percentages are based on Net Assets of $1,231,734,508.
*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

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Investments in Securities	Level 1	Level 2^	Level 3	Total
Common Stock
Belgium	$14,280,820	$—	$—	$14,280,820
Canada	25,469,440	—	—	25,469,440
China	121,945,390	—	—	121,945,390
Denmark	16,457,559	—	—	16,457,559
Germany	—	11,739,954	—	11,739,954
India	167,497,147	—	—	167,497,147
Japan	20,497,032	—	—	20,497,032
Netherlands	47,898,750	—	—	47,898,750
South Africa	39,350,544	—	—	39,350,544
Thailand	56,524,368	—	—	56,524,368
United Kingdom	50,453,482	—	—	50,453,482
United States	622,813,366	—	—	622,813,366

Total Common Stock	1,183,187,898	11,739,954	—	1,194,927,852

Total Investments in Securities	$1,183,187,898	$11,739,954	$—	$1,194,927,852

^ Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Amounts designated as “—“ are $0.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2017, there were transfers of $167,497,147 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $792,577,531)	$1,194,927,852
Cash	33,615,820
Receivable for Capital Shares Sold	5,007,320
Dividend Receivable	224,243
Foreign Tax Reclaim Receivable	105,127
Prepaid Expenses	17,738

Total Assets	1,233,898,100

Liabilities:
Payable due to Investment Adviser	878,108
Payable for Capital Shares Redeemed	770,630
Accrued Foreign Capital Gains Tax on Appreciated Securities	315,280
Payable due to Administrator	93,548
Shareholder Servicing Fees Payable	6,704
Trustee Fees Payable	3,114
Chief Compliance Officer Fees Payable	1,967
Overdraft of Foreign Currency	50
Other Accrued Expenses	94,191

Total Liabilities	2,163,592

Net Assets	$1,231,734,508

NET ASSETS CONSIST OF:
Paid-in-Capital	$856,285,092
Accumulated Net Investment Loss	(12,800,147)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(13,786,011)
Net Unrealized Appreciation on Investments	402,350,321
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	533
Foreign Capital Gains Tax on Appreciated Securities	(315,280)

Net Assets	$1,231,734,508

Net Asset Value Per Share — Institutional Shares ($1,223,250,840 ÷ 50,626,353 shares)*	$24.16

Net Asset Value Per Share — Investor Shares ($8,483,668 ÷ 355,784 shares)*	$23.85

* Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE YEAR ENDED OCTOBER 31, 2017

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$6,337,624
Interest Income	151,986
Less: Foreign Taxes Withheld	(226,573)

Total Investment Income	6,263,037

Expenses
Investment Advisory Fees	9,221,972
Administration Fees	1,008,395
Shareholder Servicing Fees - Investor Class	16,719
Trustees’ Fees	13,740
Chief Compliance Officer Fees	5,730
Custodian Fees	126,265
Transfer Agent Fees	100,791
Registration Fees	51,808
Legal Fees	31,940
Printing Fees	28,494
Audit Fees	24,052
Insurance and Other Expenses	45,461

Total Expenses	10,675,367

Less:
Fees Paid Indirectly	(74)

Net Expenses	10,675,293

Net Investment Loss	(4,412,256)

Net Realized Gain (Loss) on:
Investments	5,915,126
Foreign Currency Transactions	9,913

Net Realized Gain	5,925,039

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	282,542,793
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	13,268
Foreign Capital Gains Tax on Appreciated Securities	1,308,573

Net Change in Unrealized Appreciation (Depreciation)	283,864,634

Net Gain on Investments and Foreign Currency Transactions	289,789,673

Net Increase in Net Assets Resulting from Operations	$285,377,417

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Loss	$(4,412,256)	$(3,061,953)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	5,925,039	(1,843,134)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	283,864,634	48,995,103

Net Increase in Net Assets Resulting from Operations	285,377,417	44,090,016

Capital Share Transactions:
Institutional Shares
Issued	126,423,476	115,266,243
Redemption Fees (see note 2)	1,517	19,097
Redeemed	(179,435,438)	(92,500,122)

Net Institutional Share Transactions	(53,010,445)	22,785,218

Capital Share Transactions:
Investor Shares
Issued	1,607,338	732,370
Redeemed	(1,291,417)	(695,191)

Net Investor Share Transactions	315,921	37,179

Net Increase (Decrease) in Net Assets from Share Transactions	(52,694,524)	22,822,397

Total Increase in Net Assets	232,682,893	66,912,413

Net Assets:
Beginning of Year	999,051,615	932,139,202

End of Year (including Accumulated Net Investment Loss of ($12,800,147) and ($9,174,513), respectively)	$1,231,734,508	$999,051,615

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2017	Year Ended October 31, 2016
Shares Transactions:
Institutional Shares
Issued	6,017,604	6,635,133
Redeemed	(8,594,436)	(5,352,302)

Net Institutional Share Transactions	(2,576,832)	1,282,831

Shares Transactions:
Investor Shares
Issued	73,711	45,580
Redeemed	(67,325)	(38,270)

Net Investor Share Transactions	6,386	7,310

Net Increase (Decrease) in Shares Outstanding	(2,570,446)	1,290,141

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year

	Institutional Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$18.66	$17.84	$18.24	$16.96	$13.31

Income from Investment Operations:
Net Investment Income (Loss)†	(0.08)	(0.06)	(0.05)	(0.03)	0.11
Net Realized and Unrealized Gain	5.58	0.88	— *	1.61	3.71

Total from Investment Operations	5.50	0.82	(0.05)	1.58	3.82

Dividends and Distributions from:
Net Investment Income	—	—	(0.09)	—	(0.15)
Net Realized Gains	—	—	(0.26)	(0.30)	(0.02)
Total Dividends and Distributions	—	—	(0.35)	(0.30)	(0.17)

Redemption Fees^	—	—	—	—	—

Net Asset Value, End of Year	$24.16	$18.66	$17.84	$18.24	$16.96

Total Return††	29.47%	4.60%	(0.28)%	9.49%	28.99%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,223,251	$992,602	$926,086	$472,080	$137,612
Ratio of Expenses to Average Net Assets	0.98%	0.99%	1.03%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.98%	0.99%	1.03%	1.13%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.40)%	(0.32)%	(0.28)%	(0.16)%	0.76%
Portfolio Turnover Rate	24%	20%	18%	24%	33%

^	See Note 2 in the Notes to the Financial Statements.
*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year

	Investor Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$18.46	$17.69	$18.09	$16.87	$13.24

Income from Investment Operations:
Net Investment Income (Loss)†	(0.14)	(0.10)	(0.10)	(0.07)	0.06
Net Realized and Unrealized Gain	5.53	0.87	— *	1.59	3.71

Total from Investment Operations	5.39	0.77	(0.10)	1.52	3.77

Dividends and Distributions from:
Net Investment Income	—	—	(0.04)	—	(0.12)
Net Realized Gains	—	—	(0.26)	(0.30)	(0.02)

Total Dividends and Distributions	—	—	(0.30)	(0.30)	(0.14)

Net Asset Value, End of Year	$23.85	$18.46	$17.69	$18.09	$16.87

Total Return††	29.20%	4.35%	(0.56)%	9.16%	28.71%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$8,484	$6,450	$6,053	$8,210	$4,201
Ratio of Expenses to Average Net Assets	1.23%	1.24%	1.29%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.23%	1.24%	1.29%	1.38%	1.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.57)%	(0.57)%	(0.41)%	0.42%
Portfolio Turnover Rate	24%	20%	18%	24%	33%

*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 53 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges

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or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2017

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2017

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2017, Institutional Shares retained $1,517 and Investor Shares did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund paid $1,008,395 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

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The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2017, the Investor Shares incurred 0.25% of average daily net assets or $16,719 of shareholder servicing fees.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2017, the Fund earned cash management credits of $74 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of October 31, 2017, there were no previously waived and reimbursed fees that are subject to recapture.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2017

6.	Investment Transactions:

For the year ended October 31, 2017, the Fund made purchases of $251,068,890 and sales of $301,834,575 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and gains on passive foreign investment companies (“PFIC”) have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$786,622	$(786,622)

These reclassifications had no impact on the net assets or net values of the Fund.

As of October 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,374,159
Unrealized Appreciation	377,596,171
Capital Loss Carryforwards	(6,520,996)
Other Temporary Differences	82

Total Net Distributable Earnings	$375,449,416

For Federal income tax purposes, the cost of securities owned at October 31, 2017, and the net realized gains or losses on securities sold for the period,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss
$ 6,520,996

During the fiscal year ended October 31, 2017, the Fund utilized capital loss carryforwards of $5,913,061 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$817,016,933	$415,232,407	$(37,320,955)	$377,911,452

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk — To the extent that the Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect

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those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

10.	Other:

At October 31, 2017, 39% of Institutional Shares outstanding were held by two shareholders and 73% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders. 73% of Investor Shares outstanding were held by an affiliate of the Adviser.

11.	Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

..

Philadelphia, Pennsylvania

December 26, 2017

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,146.10	0.98%	$5.32
Investor Shares	1,000.00	1,145.00	1.23	6.67

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.25	0.98%	$5.00
Investor Shares	1,000.00	1,018.99	1.23	6.27
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES[3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[4]
John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-625-3346. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments —Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES
(continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)

Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Long - Term Capital Gain Distribution	Ordinary Income Distribution	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short - Term Capital Gain Dividends(5)
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Global Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

NOTES

NOTES

NOTES

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.